UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
February 27, 2003
(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	63-1097283
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3760 River Run Drive	35243
Birmingham, Alabama	(Zip Code)
(Address of principal executive offices)

(205) 970-7000
(Registrant's telephone number, including area code)

Item 5.   Other Events.

On February 27, 2003, the Registrant issued a press release announcing its results for the fourth quarter of 2002. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
   (c)       Exhibits

                            Exhibit No.          Description
                               99.1                  Press Release dated February 27, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of February 27, 2003.

VESTA INSURANCE GROUP, INC.

By:   /s/   Donald W. Thornton
Its:          Senior Vice President --
              General Counsel and Secretay

EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                                                        Contact:   Charles R. Lambert
                                                                                                                             Manager – Investor Relations
                                                                                                                             (205) 970-7030
                                                                                                                             CLambert@vesta.com

VESTA REPORTS FOURTH QUARTER RESULTS

     Written Premiums Grow by 30% Over Prior-Year Period;
Hopson B. Nance Named Chief Financial Officer

      BIRMINGHAM, Ala. - February 27, 2003 - Vesta Insurance Group, Inc. (NYSE: VTA) today reported net operating earnings of $4.5 million, or $0.13 per share in the fourth quarter compared to a loss of $2.3 million, or $(0.07) per share for the corresponding period in 2001. Net income from continuing operations was $1.1 million, or $0.03 per share for the quarter ending December 31, 2002 compared to a net loss of $1.6 million, or $(0.05) per share in the fourth quarter of 2001. Net operating earnings is a non-GAAP measure which excludes certain items, such as realized gains and losses, litigation and arbitration awards and charges, gains on debt extinguishments, and severance charges. Net premiums written for the quarter were $110.3 million compared to $85.1 million in the fourth quarter of 2001, a 30% increase. (A reconciliation of operating earnings to net loss is included herein.)

      For the full year, net operating earnings were $7.2 million, or $0.21 per share compared to $5.3 million, or $0.20 per share in 2001. For the full year, the Company reported a net loss from continuing operations of $9.7 million, or $(0.29) per share compared to a loss of $10.2 million or $(0.38) per share in 2001. Net premiums written for the full year were $552 million compared to $286 million in 2001, a 93% increase. (A reconciliation of operating earnings to net income is included herein.)

      "We are very pleased with the growth and continuing improvement in our core operations," said Norman W. Gayle, III, President and CEO. "Just as important, we have eliminated a number of uncertainties and enter 2003 with improving trends of earnings growth."

     Fourth Quarter Segment Results

      American Founders posted net operating earnings of $1.4 million. The Company also wrote down $27 million of non-performing collateral loans held as an investment and recently engaged William Blair & Company to assist management in assessing capital raising alternatives for the life insurance operations. As one step to stabilize its capital for the life insurance operations following the write down, American Founders increased its quota share reinsurance and ended 2002 with $30.7 million in statutory capital.

      vesta's standard property-casualty business reported net operating earnings of $1.3 million. Effective December 1, 2002, Vesta entered a 50% quota share reinsurance agreement for residential property business in Texas. During 2002, Vesta's subsidiary, Texas Select Lloyds, wrote approximately $184 million of gross written premiums. The Company's GAAP combined ratio for its residential property business and standard auto business was 96.8% and 99.6%, respectively. Overall, the standard property-casualty combined ratio was 97.7% for the fourth quarter compared to 109.9% for the same period in 2001. For the full year, the standard property-casualty combined ratio was 102.1% compared to 99.4% for 2001.

      "For 2003, we expect increased standard lines profitability with an annualized targeted combined ratio of 98% in 2003 on the strength of our growing residential property business and improving auto business," said Gayle. "We are pleased with the placement of the quota share agreement with top-rated reinsurers further affirming our positive outlook for our Texas operations."

      Vesta's non-standard automobile businesses produced another strong quarter. Net operating earnings from the agency segment were $1.2 million. The specialty underwriting segment, which includes our underwriting risk on non-standard automobile insurance, added $1.6 million in net operating earnings.

      The Company also recorded an after-tax charge of $12 million in the quarter related to its discontinued operations. The charge included $6.2 million relating to the decision made in the fourth quarter to exit the health insurance lines, and $4.7 million for commercial and reinsurance assumed businesses, which were discontinued in 1999.

      Hopson B. Nance, CPA, who has served as Interim Chief Financial Officer since October 2002, has been elected the permanent Chief Financial Officer and Treasurer. A graduate of Auburn University, Nance joined Vesta in 2000 as vice president and controller following seven years in the Assurance and Business Advisory Services practice at PricewaterhouseCoopers, LLP.

      "Hopson's financial expertise and knowledge of the insurance industry make him an excellent choice to assume the CFO responsibilities," said Gayle. "We look forward to his continued contributions."

      Vesta management will hold its quarterly conference call to discuss fourth quarter 2002 results on February 28, 2003 at 10 AM EST. The conference call will be simultaneously webcast live online through Vesta's corporate website, www.vesta.com and http://www.firstcallevents.com/service/ajwz374631450gf12.html.

     About Vesta Insurance Group, Inc.

      Vesta, headquartered in Birmingham, Ala., is a holding company for a group of insurance and financial services companies that offer a wide range of consumer-based products.

     This news release contains statements concerning management's beliefs, plans or objectives for Vesta's future operations or financial performance, including segment growth and profitability. These statements, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws. You should be aware that Vesta's actual operations and financial performance may differ materially from those reflected in these forward-looking statements. The main factors that could affect the forward-looking statements contained herein are that frequency and severity of insured losses in our standard property-casualty segment or specialty underwriting segment could increase beyond expected levels and policyholder benefits in our life insurance segment could increase beyond expected levels. Please refer to the documents Vesta files from time to time with the Securities and Exchange Commission, specifically Vesta's most recent Form 10-K and Exhibit 99.1 attached thereto, which contains and identifies additional important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.

      # # #

                                                                                              Vesta Insurance Group, Inc
                                                                                         4th Quarter 2002 Segment Comparison
                                                                                               (amounts in thousands)

                                                                  Life Insurance   Standard Property-       Agency            Specialty     Corp & Other       Eliminations       Consolidated
                                                                                         Casualty                              Underwriting
                                                                     2002     2001     2002      2001      2002     2001      2002    2001     2002    2001      2002    2001      2002      2001
                                                                  ----------------- ------------------- ------------------ ---------------- -----------------  ---------------- -------------------
Revenues:
    Net premiums written                                            $ 2,338 $ 2,625  $ 60,491 $ 76,984        --       --  $ 47,477 $ 5,460                                 --  $ 110,306 $ 85,069
    (Increase) decrease in unearned premiums                             --     --     28,433  (16,364)       --       --    (4,425)  (819)                                 --     24,008  (17,183)
                                                                  ----------------- ------------------- ------------------ ----------------                    ---------------- -------------------

    Net premiums earned                                               2,338  2,625     88,924   60,620        --       --    43,052  4,641                                  --    134,314   67,886
    Net investment income                                             7,759 11,199         --       --        --     $ 16        --     --   $ 4,238 $ 4,383    $ (151)     --     11,846   15,598
    Policy fees                                                         622  1,045      1,369    1,262                        3,736     --        --      --        --      --      5,727    2,307
    Agents fees and commissions                                          --     --         --       --  $ 40,902    4,795        --     --        --      --   (18,183)     --     22,719    4,795
    Other                                                               581    614         58      132        --       --       758  1,243       263     709        --      --      1,660    2,698
                                                                  ----------------- ------------------- ------------------ ---------------- -----------------  ---------------- -------------------

         Total revenues                                              11,300 15,483     90,351   62,014    40,902    4,811    47,546  5,884     4,501   5,092   (18,334)     --    176,266   93,284
Expenses:
    Policyholder benefits                                             4,048  5,776         --       --        --       --        --     --        --      --        --      --      4,048    5,776
    Loss and LAE expenses incurred                                       --     --     55,457   44,228        --       --    26,395  3,700        --      --        --      --     81,852   47,928
    Policy acquisition expenses                                       1,221  1,295     21,465   13,699        --       --    12,954  1,127        --      --    (5,317)     --     30,323   16,121
    Operating expenses                                                1,912  1,577     11,396   10,213    38,299    4,687     5,713     65     3,695   3,540   (12,866)     --     48,149   20,082
    Interest on debt                                                  1,548  1,889         --       --       151       83        --     --     1,952   2,394      (151)     --      3,500    4,366
    Goodwill and other intangible amortization                           --     --         --       --        --       --        --     --        84     964        --      --         84      964
                                                                  ----------------- ------------------- ------------------ ---------------- -----------------  ---------------- -------------------

         Total expenses                                               8,729 10,537     88,318   68,140    38,450    4,770    45,062  4,892     5,731   6,898   (18,334)     --    167,956   95,237

Income (loss) from continuing operations before income taxes,
    deferrable capital securities, and minority interest              2,571  4,946      2,033   (6,126)    2,452       41     2,484    992    (1,230) (1,806)       --      --      8,310   (1,953)
Income tax expense (benefit)                                            900  1,732        712   (2,144)      858       14       869    347      (431)   (630)       --      --      2,908     (681)
Deferrable capital securities, net of tax                                --     --         --       --        --       --        --     --       308     241        --      --        308      241
Minority interest in subsidiary, net of tax                             236    711         --       --       355       37        --     --        --      --        --      --        591      748
                                                                  ----------------- ------------------- ------------------ ---------------- -----------------  ---------------- -------------------

         Net operating earnings (loss) from continuing operations   $ 1,435 $ 2,503   $ 1,321 $ (3,982)  $ 1,239    $ (10)  $ 1,615  $ 645  $ (1,107)$ (1,417)      --      --    $ 4,503 $ (2,261)
                                                                  ================= =================== ================== ================ =================  ================ ===================

                                                                                                  Vesta Insurance Group, Inc
                                                                                                   2002 Segment Comparison
                                                                                                    (amounts in thousands)

                                                                  Life Insurance   Standard Property-       Agency            Specialty     Corp & Other       Eliminations       Consolidated
                                                                                         Casualty                              Underwriting
                                                                     2002     2001     2002      2001      2002     2001      2002    2001     2002    2001      2002    2001      2002      2001
                                                                  ----------------- -------------------- ----------------- ------------------------------------- ---------------- -------------------

Revenues:
     Net premiums written                                         $ 10,506 $ 9,769 $ 360,309 $ 263,962       --       --  $ 181,349 $ 11,789                                 --  $ 552,164$ 285,520
     (Increase) in unearned premiums                                    --     --    (34,335)  (17,899)      --       --    (19,872) (1,620)                                 --   (54,207)  (19,519)
                                                                 ----------------- -------------------- ----------------- ------------------                    ---------------- -------------------                                                                 ----------------- -------------------- ----------------- ------------------                    ---------------- -------------------

     Net premiums earned                                            10,506  9,769    325,974   246,063       --       --    161,477  10,169                                  --   497,957   266,001
     Net investment income                                          36,020 42,987         --        --       --    $ 325         --      -- $ 18,392  $ 20,099  $ (1,012)    --    53,400    63,411
     Policy fees                                                     3,536  3,971      5,306     3,547       --       --     11,090     156       --        --       --      --    19,932     7,674
     Agents fees and commissions                                        --     --         --        --  $ 150,584  5,892         --      --       --        --  (67,486)     --    83,098     5,892
     Other                                                           1,602  1,020        405       718       --       --      5,363   4,237      907     1,828       --      --     8,277     7,803
                                                                 ----------------- -------------------- ----------------- ------------------------------------- ---------------- -------------------

        Total revenues                                              51,664 57,747    331,685   250,328  150,584    6,217    177,930  14,562   19,299    21,927  (68,498)     --   662,664   350,781

Expenses:
     Policyholder benefits                                          23,283 24,092         --        --       --       --         --      --       --        --       --      --    23,283    24,092
     Loss and LAE expenses incurred                                     --     --    224,028   161,599       --       --    100,278   7,997       --        --       --      --   324,306   169,596
     Policy acquisition expenses                                     2,720  1,937     73,478    54,795       --       --     46,222   2,356       --        --  (21,443)     --   100,977    59,088
     Operating expenses                                              9,721  9,350     41,211    32,356  137,805    9,087     20,830     276   19,921    13,466  (46,043)     --   183,445    64,535
     Interest on debt                                                6,304  8,584         --        --    1,012       83         --      --    8,618     8,898   (1,012)     --    14,922    17,565
     Goodwill and other intangible amortization                         --     --         --        --       --       --         --      --      336     3,394       --      --       336     3,394
                                                                 ----------------- -------------------- ----------------- ------------------------------------- ---------------- -------------------

        Total expenses                                              42,028 43,963    338,717   248,750  138,817    9,170    167,330  10,629   28,875    25,758  (68,498)     --   647,269   338,270

Income (loss) from continuing operations before income taxes,
     deferrable capital securities, and minority interest            9,636 13,784     (7,032)    1,578   11,767   (2,953)    10,600   3,933   (9,576)   (3,831)      --      --    15,395    12,511
Income tax expense (benefit)                                         3,420  4,824     (2,461)      552    4,118   (1,035)     3,710   1,376   (3,352)   (1,341)      --      --     5,435     4,376
Deferrable capital securities, net of tax                               --     --         --        --       --       --         --      --    1,081     1,394       --      --     1,081     1,394
Minority interest in subsidiary, net of tax                            742  2,307         --        --      894     (896)        --      --       --        --       --      --     1,636     1,411
                                                                 ----------------- -------------------- ----------------- ------------------------------------- ---------------- -------------------

        Net operating earnings (loss) from continuing operations   $ 5,474 $ 6,653  $ (4,571)  $ 1,026  $ 6,755 $ (1,022)   $ 6,890 $ 2,557 $ (7,305) $ (3,884)      --      --   $ 7,243   $ 5,330
                                                                 ================= ==================== ================= ===================================== ================ ===================

                                                        Vesta Insurance Group, Inc
                                                          Fourth Quarter Results
                                                (amounts in thousands, except share data)

                                                                               3 Months Ended December 31,       12 Months Ended December 31,
                                                                               2002             2001                 2002             2001
                                                                           --------------   --------------       --------------   --------------
Revenues:
     Net premiums written                                                      $ 110,306         $ 85,069            $ 552,164        $ 285,520
     (Increase) decrease in unearned premiums                                     24,008          (17,183)             (54,207)         (19,519)
                                                                           --------------   --------------       --------------   --------------

     Net premiums earned                                                         134,314           67,886              497,957          266,001
     Net investment income                                                        11,846           15,598               53,400           63,411
     Policy fees                                                                   5,727            2,307               19,932            7,674
     Agents fees and commissions                                                  22,719            4,795               83,098            5,892
     Other                                                                         1,660            2,698                8,277            7,803
                                                                           --------------   --------------       --------------   --------------

              Total revenues                                                     176,266           93,284              662,664          350,781
Expenses:
     Policyholder benefits                                                         4,048            5,776               23,283           24,092
     Loss and LAE expenses incurred                                               81,852           47,928              324,306          169,596
     Policy acquisition expenses                                                  30,323           16,121              100,977           59,088
     Operating expenses                                                           48,149           20,082              183,445           64,535
     Interest on debt                                                              3,500            4,366               14,922           17,565
     Goodwill and other intangible amortization                                       84              964                  336            3,394
                                                                           --------------   --------------       --------------   --------------

              Total expenses                                                     167,956           95,237              647,269          338,270

Income (loss) from continuing operations before income taxes,
     deferrable capital securities, and minority interest                          8,310           (1,953)              15,395           12,511
Income taxes                                                                       2,908             (681)               5,435            4,376
Deferrable capital securities, net of tax                                            308              241                1,081            1,394
Minority interest in subsidiary, net of tax                                          591              748                1,636            1,411
                                                                           --------------   --------------       --------------   --------------

              Net operating earnings (loss) from continuing operations             4,503           (2,261)               7,243            5,330

Litigation settlement and arbitration award (loss), net of tax                     9,471            3,250               (5,869)         (16,250)
Realized gains (losses), net of tax and minority interest                        (13,420)          (2,569)             (14,567)            (148)
Severance payment                                                                 (2,714)               -               (2,714)               -
Gain on debt extinguishments, net of tax                                           3,301                -                6,160              910
                                                                           --------------   --------------       --------------   --------------

              Net income (loss) from continuing operations                         1,141           (1,580)              (9,747)         (10,158)

Gain (loss) from health insurance discontinued operations, net of tax             (6,254)            (597)              (6,417)             278
Gain (loss) from consulting discontinued operations, net of tax                   (1,081)             213               (1,180)             508
Loss from assumed reinsurance and commercial lines, net of tax                    (4,684)               -              (14,867)         (19,958)
                                                                           --------------   --------------       --------------   --------------

Net (loss)                                                                       (10,878)          (1,964)             (32,211)         (29,330)
Gain on redemption of preferred securities, net of tax                               350            1,404                  560            7,068
Preferred stock dividend                                                               -                -                    -             (163)
                                                                           --------------   --------------       --------------   --------------

Income (loss) available to common shareholders                                 $ (10,528)          $ (560)           $ (31,651)       $ (22,425)
                                                                           ==============   ==============       ==============   ==============

     Weighted average shares outstanding for the period                           34,190           31,985               33,793           26,652
     Net operating earnings (loss) from continuing operations earnings per share  $ 0.13          $ (0.07)              $ 0.21           $ 0.20
     Realized (losses) per share                                                 $ (0.39)         $ (0.08)             $ (0.43)         $ (0.01)
     Net income (loss) from continuing operations per share                       $ 0.03          $ (0.05)             $ (0.29)         $ (0.38)
     Loss available to common shareholders per share                             $ (0.31)         $ (0.02)             $ (0.94)         $ (0.84)

                                                           Vesta Insurance Group, Inc
                                                     Condensed Consolidated Balance Sheet
                                                          (amounts in thousands)

                                                                                         December 31, 2002              September 30, 2002
                                                                                  ------------------------------- -------------------------------
Assets:

        Invested assets                                                                                 $ 962,590                    $ 1,102,037
        Cash                                                                                              146,464                         32,745
        Other assets                                                                                      938,874                        894,346
                                                                                  -------------------------------- ------------------------------

                      Total assets                                                                    $ 2,047,928                    $ 2,029,128
                                                                                  ================================ ==============================

Liabilities:

        Future policy benefits                                                                          $ 683,481                      $ 680,446
        Losses and loss adjustment expenses                                                               322,320                        342,210
        Unearned premiums                                                                                 306,782                        301,245
        Debt                                                                                               85,867                         96,982
        Other liabilities                                                                                 391,176                        340,549
                                                                                  -------------------------------- ------------------------------

                      Total liabilities                                                                 1,789,626                      1,761,432

Deferrable capital securities                                                                              22,445                         22,445
Stockholders' equity                                                                                      235,857                        245,251
                                                                                  -------------------------------- ------------------------------

                      Total liabilities and stockholders' equity                                      $ 2,047,928                    $ 2,029,128
                                                                                  ================================ ==============================

                      Equity per share                                                                     $ 6.61                         $ 6.87

                      Equity per share excluding unrealized                                                $ 6.19                         $ 6.96
                                     investment gains and losses

                      Shares outstanding at period end                                                     35,678                         35,708

                                                            Vesta Insurance Group, Inc
                                              Reconciliation of Operating Earnings to Net Income
                                                  (amounts in thousands, except share data)

                                                                              3 Months Ended December 31,         12 Months Ended December 31,
                                                                             2002               2001                2002              2001
                                                                        ----------------   ---------------      --------------  -----------------
Net operating earnings (loss)                                                   $ 4,503          $ (2,261)            $ 7,243            $ 5,330

Special items:
Litigation settlement and arbitration award (loss), net of tax                    9,471             3,250              (5,869)           (16,250)
Realized (losses), net of tax and minority interest                             (13,420)           (2,569)            (14,567)              (148)
Severance payment                                                                (2,714)                -              (2,714)                 -
Gain on debt extinguishments, net of tax                                          3,301                 -               6,160                910

Net income (loss) from continuing operations                                    $ 1,141          $ (1,580)           $ (9,747)         $ (10,158)

Gain (loss) from health insurance discontinued operations, net of tax            (6,254)             (597)             (6,417)               278
Gain (loss) from consulting discontinued operations, net of tax                  (1,081)              213              (1,180)               508
Loss from assumed reinsurance and commercial lines, net of tax                   (4,684)                -             (14,867)           (19,958)
                                                                        ----------------   ---------------      --------------  -----------------

Net (loss)                                                                    $ (10,878)         $ (1,964)          $ (32,211)         $ (29,330)

Gain on redemption of preferred securities, net of tax                              350             1,404                 560              7,068
Preferred stock dividend                                                              -                 -                   -               (163)
                                                                        ----------------   ---------------      --------------  -----------------

Loss available to common shareholders                                         $ (10,528)           $ (560)          $ (31,651)         $ (22,425)
                                                                        ================   ===============      ==============  =================

Diluted earnings per share:

Net operating earnings (loss)                                                    $ 0.13           $ (0.07)             $ 0.21             $ 0.20

Special items:
Litigation settlement and arbitration award (loss), net of tax                   $ 0.28            $ 0.10             $ (0.17)           $ (0.61)
Realized (losses), net of tax and minority interest                             $ (0.39)          $ (0.08)            $ (0.43)           $ (0.01)
Severance payment                                                               $ (0.08)              $ -             $ (0.08)               $ -
Gain on debt extinguishments, net of tax                                         $ 0.10               $ -              $ 0.18             $ 0.03
                                                                        ----------------   ---------------      --------------  -----------------

Net income (loss) from continuing operations                                     $ 0.03           $ (0.05)            $ (0.29)           $ (0.38)
                                                                        ----------------   ---------------      --------------  -----------------

Gain (loss) from health insurance discontinued operations, net of tax           $ (0.18)          $ (0.02)            $ (0.19)            $ 0.01
Gain (loss) from consulting discontinued operations, net of tax                 $ (0.03)           $ 0.01             $ (0.04)            $ 0.02
Loss from assumed reinsurance and commercial lines, net of tax                  $ (0.14)              $ -             $ (0.44)           $ (0.75)
Gain on redemption of preferred securities, net of tax                           $ 0.01            $ 0.04              $ 0.02             $ 0.27
Preferred stock dividend                                                            $ -               $ -                 $ -            $ (0.01)
                                                                        ----------------   ---------------      --------------  -----------------

Loss available to common shareholders                                           $ (0.31)          $ (0.02)            $ (0.94)           $ (0.84)
                                                                        ================   ===============      ==============  =================

Shares used in computing per share amounts:
Weighted average shares outstanding for the period                               34,190            31,985              33,793             26,652
                                                                        ----------------   ---------------      --------------  -----------------

The above table reconciles the Company's GAAP results to net operating earnings. Management believes that net operating earnings provides investors with a useful indicator to gauge possible future performance because it eliminates the effects of items that could cause significant impact to the Company's financial results from one period to another.